EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BioFuel Energy, Corp. (the “Corporation”) on Form 10-K for the annual period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelly G. Maguire, Vice President, Finance and Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

March 30, 2010	/s/ Kelly Maguire
Kelly G. Maguire Vice President - Finance and Chief Financial Officer